STATEMENT OF ADDITIONAL INFORMATION,

April 5, 2013

MUTUAL FUND SERIES TRUST

Empiric Core Equity Fund

Class A: EMCAX Class C: EMCCX

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Empiric Core Equity Fund (the “Fund”) dated April 5, 2013 (the “Prospectus”). The Fund is a separate series of the Mutual Fund Series Trust, an open-end management company organized as an Ohio business trust. This SAI is incorporated in its entirety into the Prospectus.

The Fund acquired all of the assets and liabilities of the Core Equity Fund (“Predecessor Fund”), a series of the Empiric Funds, Inc., in a tax-free reorganization on April 5, 2013. In connection with this acquisition, Class A shares and Class C shares of the Predecessor Fund were exchanged for Class A shares and Class C shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

Copies of the Prospectus and the Predecessor’s Fund’s Annual Report may be obtained at no charge from the Trust by writing to the above address or calling 1-888-839-7424.

TABLE OF CONTENTS

THE MUTUAL FUND SERIES TRUST

1

INVESTMENT RESTRICTIONS

1

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

3

DISCLOSURE OF PORTFOLIO HOLDINGS

23

TRUSTEES AND OFFICERS

24

PRINCIPAL SHAREHOLDERS

28

ADVISOR

29

CODE OF ETHICS

32

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

32

COMPLIANCE SERVICES

34

CUSTODIAN

34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

34

COUNSEL

34

DISTRIBUTOR

34

PROXY VOTING POLICY

37

PORTFOLIO TURNOVER

37

PORTFOLIO TRANSACTIONS

37

PURCHASE AND REDEMPTION OF SHARES

39

REDUCTION OF UP FRONT SALES CHARGE ON CLASS A SHARES

40

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

41

NET ASSET VALUE

41

TAX INFORMATION

42

INVESTMENTS IN FOREIGN SECURITIES

42

BACKUP WITHHOLDING

43

FOREIGN SHAREHOLDERS

43

FINANCIAL STATEMENTS

43

Appendix A

44

Appendix B

46

THE MUTUAL FUND SERIES TRUST

The Mutual Fund Series Trust (“Trust”), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Empiric Core Equity Fund (the “Fund”) is a separate diversified series of the Trust. There are currently several other series (or funds, and together with the Fund, the “Funds”) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

Empiric Advisors, Inc. (“Advisor”) acts as investment advisor to the Fund.

The Trust does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.   No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund has two classes of shares:  Class A and Class C Shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

Fundamental

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy is considered non-fundamental (“Non-Fundamental”).

1.

The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry.  This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities.

2.

The Fund may not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments; (b) enter into repurchase agreements; and (c) lend its securities.

3.

The Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate Investment Trusts (“REITs”).

4.

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

5.

The Fund may not borrow money in an amount exceeding the statutory limit (currently, 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings)), provided that for purposes of this limitation investment strategies or transactions that obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.  The Fund will maintain asset coverage as required under the 1940 Act for all borrowings (currently 300% except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets).

6.

The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

7.

The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) foreign currencies; and (c) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental

The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (as defined above).

1.

The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the 1940 Act.

Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities).  Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Advisor, or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission (“CFTC”).

2.

The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities.

The Fund’s investment objective, as well as those policies which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective.  However, the Fund will not change its investment objective or non-fundamental investment policies without written notice to shareholders.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of the Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks.  “High grade” securities are those rated within the three highest ratings categories of Standard & Poor’s Corporation (“S & P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch IBCA, Inc.(“Fitch IBCA”), or Duff & Phelps, Inc. (“Duff & Phelps”) or that are determined by Empiric Advisors, Inc.(the “Advisor”) to be of equivalent quality.  For a more complete description of debt ratings, see APPENDIX A.  Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments.  Such securities may consistof: obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper; and other corporate debt obligations.  By taking a temporary defensive position, the Fund may not achieve its investment objective.

General Characteristics of Securities Lending

In compliance with SEC guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the U.S. Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody’s, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities, and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days.  The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities, and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund’s performance.  However, for income tax purposes, payments received in lieu of dividends while the securities are on loan will not be “qualified dividend income.”

A risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Additionally, the Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or fail to earn sufficient income to meet its obligation to the borrower, requiring the Fund to cover any shortfall.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.  These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment in Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including: (1) common and preferred stocks; (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks; (3) obligations of other corporations; and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of: (a) adverse changes in foreign exchange rates; and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies.  Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.  EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Investments in securities of foreign issuers are subject to the Fund’s quality standards.  The Fund may invest only in securities of issuers in countries whose governments are considered stable by the Fund’s management.

Borrowing

The Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.  The Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing.   The Fund may borrow to purchase securities, and it may borrow to prevent the Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions.  Borrowing magnifies the potential for gain or loss by the Fund and, therefore increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s net asset value may tend to increase more as the value of its investments increase, or to decrease more as the value of its investments decrease, during times of borrowing.  Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will decrease the Fund’s investment performance.

Options, Futures and Forwards

The Fund may purchase and sell forward contracts, put and call options and futures contracts.  Each of these instruments is a derivative instrument, as its value derives from the underlying asset or index.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices.  Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure.  Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return.  While the Fund’s use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks.  If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return.  Certain strategies limit the Fund’s opportunities to realize gains as well as limiting the Fund’s exposure to losses.

The Fund could also experience losses if the Fund’s options and futures positions were poorly correlated with the Fund’s other investments, or if the Fund could not close out its positions because of an illiquid secondary market.  In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts.  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists.  If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price.  If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.  If an option is American style, it may be exercised on any day up to its expiration date.  A European-style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially.  However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.  A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.  If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium a call writer offsets part of the effect of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Covering Options on Securities.  A call option on a security written by the Fund is “covered” if the Fund owns the underlying securities, has an absolute and immediate right to acquire those securities upon conversion or exchange of other securities it holds or holds a call option on the underlying securities with an exercise price equal to or less than that of the call option it has written.  In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund.  When the Fund writes a put option, the Fund can segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option.  Alternatively, the Fund could hold a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

Liquidity.  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund.  If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

Options on Securities Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities.  In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

A stock index fluctuates with changes in the market values of the stocks included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  All settlements of index options transactions are in cash.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund's investment objective.  Options on indexes are settled in cash, not by delivery of securities.  The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.  Options currently are traded on the Chicago Board Options Exchange, the AMEX and other exchanges.  Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities.

Risks - Index options are subject to substantial risks.  The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  This requires different skills and techniques than are required for predicting changes in the price of individual stocks.  The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either owns an offsetting position in securities or other options and/or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered. For a number of reasons, a liquid market may not exist, and thus the Fund may not be able to close out an option position that it has previously entered into.  When the Fund purchases an OTC option, the Fund will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange Traded and OTC Options.  All options that the Fund purchases or sells will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Fund’s creditworthiness standards.  While exchange-traded options are obligations of the underlying exchange’s clearing house, in the case of OTC options the Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Warrants.  The Fund may also invest in exchange-traded and over-the-counter warrants.  Warrants are economically the same as options, except they usually have longer exercise periods.  Exchange-traded warrants on a single issuer’s common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse.  Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities.  Like options, warrants may be more volatile instruments than the underlying securities.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company.  A warrant will expire worthless if it is not exercised on or before the expiration date.

Futures Contracts and Options on Futures Contracts.  The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts.  Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.  A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date.  A “purchase” of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon.  The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin.  Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, neither the Company nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and they are not subject to registration or regulation as such under the Act.  The Advisor is not deemed to be a “commodity pool operator” with respect to its advisory services to the Fund.

Covering Futures Contracts - When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated  account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.  If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s shares.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Risks - Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.

Other risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract.  Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Stock Index Futures.  The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  At the time the Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian.  When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures  contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets.  There are several risks in connection with the use of stock index futures by the Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge.  The price of a stock index futures contract may move more than or less than the price of the securities being hedged.  If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund will be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract.  If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

Asset Coverage for Futures Contracts and Options Positions.The Fund may invest in futures contracts and options thereon for any purpose consistent with its investment objective.  The Fund will comply with guidelines established by the SEC with respect to asset coverage for derivative transactions by open-end investment companies and,as required, will set aside or electronically segregate appropriate liquid assets in the amount prescribed.  Segregated securities cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet its current obligations (e.g., meeting redemption requests).

Forwards. A forward is a cash market transaction in which a seller agrees to deliver a specific commodity, security, foreign currency or other financial instrument to a buyer at some point in the future for a set price.  Forwards also can be structured for cash settlement rather than physical delivery.

Unlike futures contracts (which occur through a clearing firm), forward contracts are privately negotiated and are not standardized.  Further, the two parties must bear each other’s credit risk, which is not the case with a futures contract.  Also, since the contracts are not exchange traded, there is no marking to market requirement, which allows a buyer to avoid almost all capital outflow initially (though some counterparties might set collateral requirements).  Given the lack of standardization in these contracts, there is very little scope for a secondary market in forwards.

Short Sales

The Fund may use short sales in an attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.  A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Until the Fund closes its short position or replaces the borrowed  security, the Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that:  (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.  The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Risks - Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited.  The more the Fund pays to purchase the security, the more it could lose on the transaction, and the more the price of Fund shares will be affected.

Selling short magnifies the potential for both gain and loss to the Fund and its investors.  The larger the Fund’s short position, the greater the potential for gain and loss.  A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

As the amount of the Fund’s net assets that must and will be segregated or earmarked by the Fund custodian increases, the Fund’s flexibility in managing its portfolio decreases.  The Board of Directors will monitor the Fund’s short sales to assure compliance with these limitations, such that, when and as required, Fund net assets are being segregated and earmarked, that the Fund is in a position to meet its current obligations and to honor requests for redemption, and overall, that the Fund’s portfolio is managed in a manner consistent with its stated investment objective.

Swaps and Related Products

The Fund may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as “swap transactions”).  Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index, in a particular foreign currency or commodity or at a particular interest rate.

The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates.  The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates.  The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument.  When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment policy concerning senior securities.

Notional Amounts - The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange.  For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis.  In the event that the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty.  This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date.  Under most swap agreements entered into by us, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

Counterparties - The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been  invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Strategy - The Fund may enter into swap transactions in an attempt to obtain or preserve a particular return at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities we anticipate purchasing at a later date or to gain exposure to certain markets in the most economical way possible.  The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

Segregated Accounts - The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accrued obligations to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, or sell a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of its accrued obligations under the agreement. If the Fund sells credit default swaps, the Fund will segregate the full notional amount of credit default swaps.

Risks - As mentioned above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit.  Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar.  If the Fund buys a cap, floor or collar, however, the potential loss is limited to the amount of the fee that the Fund has paid.  When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions.  If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the Fund's investment performance will be less favorable than if these techniques had not been used.  These instruments are typically not traded on exchanges.  Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when the Fund wishes to do so.  Such occurrences could result in losses to the Fund.  The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults, however, the Fund may have contractual remedies to the agreements related to the transaction.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitation.  Further, swap transactions in which the Fund enters, which generally involve equity securities and have customized terms, are not expected to be particularly liquid.  However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, certain aspects of the swap market have become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market.  The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.  The Advisor will consider liquidity in establishing the size and term of swap transactions.  The Federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Indexed Securities

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities.  A complete list of the Fund’s portfolio holdings are publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality,  and (2) pursuant to certain exceptions that serve a legitimate business purpose.  These exceptions may include:  (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement.  The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.  Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street Omaha, Nebraska 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	22	Trustee, Variable Insurance Trust since 2010.
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street Omaha, Nebraska 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	22	Trustee, Variable Insurance Trust since 2010.
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	22	Trustee, Variable Insurance Trust since 2010.

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/12-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	22	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

*    The term of office of each Trustee is indefinite.

** The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an investment advisor to certain series of the Trust.

Leadership Structure.  The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010.  Mr. Szilagyi is an interested person by virtue of his controlling interest in Catalyst Capital Advisors LLC, investment adviser to certain series of the Trust.  The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee.  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.   The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds.  Additionally, as the President of MFund Services LLC, which provides management and administrative services to the Funds, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk  at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Funds and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Funds resides with the Funds’ adviser, sub-adviser(s), if any, and other service providers to the Funds. Although the risk management policies of the adviser, sub-adviser(s), if any, and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee.  The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended September 30, 2012, the Audit Committee met three times.

Valuation Committee. The Valuation Committee is composed of at least one Independent Trustee and one individual from the Fund’s administrator. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended September 30, 2012, the Valuation Committee held three meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of Catalyst Capital Advisors, an original sponsor of the Trust.  He is also President of MFund Services LLC which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds.  His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm.  Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the Funds.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies.  His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2012

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust
Mr. Caldwell	None	$50,001-$100,000
Mr. Weisz	None	Over $100,000
Dr. Pariser	None	Over $100,000
Mr. Szilagyi	None	Over $100,000

Compensation of the Board of Trustees

Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Fund, will be paid a quarterly retainer of $250 per fund under the Trust, and $500 per Valuation Committee meeting and per special Board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The “interested persons” of the Trust receive no compensation from the Funds.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended September 30, 2012.  The Trust has no retirement or pension plans.  The Fund was not in operation during the Trust’s fiscal year ended September 30, 2012, however, the following table describes the estimated compensation from the Fund to be paid to the Trustees for the fiscal year ending September 30, 2013.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Fund	$535	$500	$500	$0
Total Compensation from Fund Complex*	$32,146	$25,290	$25,290	$0

* The ‘Fund Complex’ includes Mutual Fund Series Trust and Variable Insurance Trust, a registered open-end investment company with series currently in registration.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust.  Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

The Predecessor Fund’s Board of Trustees received compensation of $18,000, collectively, for their services to the Predecessor Fund for the fiscal year ended September 30, 2012.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor.  Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund).

Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Predecessor Fund Class A shares on March 19, 2013 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner Charles Scwhab & Co Inc.	Percent (%) of Class 31.74%*	Number of Shares Held 336,347.34
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery Street
San Francisco, CA 94173

Guy D and Idonna G Coffelt	15.62%	165,524.43
Various Accounts
529 Lake Ridge Rd
Kerrville, TX 78028-1734

*May be deemed to control Class A shares of the Predecessor Fund because holds more than 25% of the outstanding Class A shares.

As of March 19, 2013, securities of the Predecessor Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Predecessor Fund Class C shares on March 19, 2013 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner Georgia Noble Revocable Trust	Percent (%) of Class 14.92%	Number of Shares Held 11,041
515 Drexel Dr
Santa Barbara 93103-2146

Pershing LLC	9.40%	6,954.95
Various Accounts
FBO Shareholders
Pershing Division
Jersey City, NJ 07303-2052

Francis Sarguis	7.91%	5,855.53
PO Box 5715
Santa Barbara, CA 93150-5715

LPL Financial	7.52%	5,563.96
FBO Customers
9785 Towne Centre Dr
San Diego, CA 92121-1968

McRoberts Account	6.86%	5,075.90
320 Calle Lippizana
Goleta, CA 93117-9727

National Financial Services	5.61%	4,150.77
FBO Shareholders
200 Liberty Street
New York, NY 10281

Wells Fargo Advisors	5.60%	4,143.38
1 N Jefferson Ave
Sant Louis, MO 63103-2287

As of March 19, 2013, securities of the Predecessor Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR

Empiric Advisors, Inc. has been retained by the Fund under a Management Agreement to act as the Fund’s advisor, subject to the authority of the Board of Trustees.  The address for the Advisor is 6300 Bridgepoint Parkway, Building 2, Suite 105, Austin, Texas 78730. The Adviser was formed in 1987.The Advisor is controlled by Mark A. Coffelt, an affiliated person of the Fund, and his wife, Jane Coffelt, through a partnership that owns 100% of the outstanding shares of the Advisor.  Mark A. Coffelt is the President and Chief Investment Officer of both the Advisor and Empiric Distributors, Inc.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision, including supervising the daily trading activities, and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets for the Fund.  The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan expenses; and extraordinary expenses) at 1.73% of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund.  The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Pursuant to an Advisory Agreement between the Advisor and the Empiric Funds, Inc. on behalf of the Predecessor Fund, the Advisor rendered investment advisory services to the Predecessor Fund.  As compensation for the services rendered to the Predecessor Fund by the Advisor, the Predecessor Fund paid the Advisor an annual fee of 1.00% of the net assets of the Predecessor Fund.The table below provides information about the advisory fees paid to the Advisor by the Predecessor Fund for following periods:

Fiscal year ended September 30, 2010	Fiscal year ended September 30, 2011	Fiscal year ended September 30, 2012
$464,148	$475,176	$358,732

Portfolio Managers

Mark Coffelt and Loren M. Coffelt are primarily responsible for making the investment decisions for the Fund (each, a “Portfolio Manager”).  As of September 30, 2012, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Predecessor Fund:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mark Coffelt	0	$0	0	$0	35*	$17 million
Loren M. Coffelt	0	$0	0	$0	35*	$17 million

* The same individual managed accounts are jointly managed by the portfolio managers.

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Portfolio Managers’ Compensation. For the fiscal year ended September 30, 2012, each portfolio manager was compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing.  Starting with the fiscal year beginning October 1, 2005, each portfolio manager’s total compensation has been determined through an objective process that evaluates numerous factors.  The factors that may be reviewed include the following:

•

Average of after tax and pre tax returns;

•

Risk taken to produce returns;

•

Comparison with a broad market index;

•

Trailing one year performance;

•

Trailing three year performance; and

•

Trading costs.

Compensation for Mr. Mark Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.

Compensation for Mr. Loren Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.

The compensation of each portfolio manager is based, in part, on the Fund’s investment performance as described above.  In addition, the total compensation paid to a portfolio manager will depend on the level of profitability of the Adviser and the amounts that the Adviser can expend on salaries and bonus after meeting its obligation to pay Fund expenses.

In addition to Mr. Mark Coffelt’s compensation described above, Mr. Mark Coffelt is also the portfolio manager of separately managed accounts.

All members of the Advisor’s staff participate in profit-sharing (technically, salary, which is a function of relative corporate profitability, invested entirely in Fund shares).

The following table shows the dollar range of equity securities of the Predecessor Fund beneficially owned by each portfolio manager as of September 30, 2012.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Fund
Mark Coffelt	Core Equity Fund	Over $1,000,000
Loren Mark Coffelt	Core Equity Fund	$1-$10,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for Fund or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

Empiric Advisors, Inc., Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code.  The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement between GFS and the Trust became effective on April 30, 2012 and will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of  periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, the Fund pays GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

From February 1, 2013 to April 5, 2013, U.S. Bancorp Fund Services, LLC (“USBFS”),2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, served as the Predecessor Fund’s administrator. Under the Administration Agreement, for its services, the USBFS received from the Predecessor Fund a fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 0.07% on the first $200 million, 0.05% on the next $500 million, and 0.04% on the balance, all subject to a minimum annual fee of $40,000.USBFS also acted as fund accountant, transfer agent and dividend disbursing agent under separate agreements with the Predecessor Fund.

Prior to February 1, 2013, the Advisor served as administrator, and USBFS served as sub-administrator, of the Predecessor Fund.  As compensation for administration services, the Advisor received a fee from the Predecessor Fund, as shown in the table below:

Administration Fee	Net Assets
0.70%	$1 – $5 million
0.50%	Over $5 million - $30 million
0.28%	Over $30 million - $100 million
0.25%	Over $100 million - $200 million
0.20%	Over $200 million

All assets in the Predecessor Fund for the purposes of the administration fee calculation were rounded to the nearest dollar prior to the computation of fees owed.

Administration Fees Paid by the Predecessor Fund During Fiscal Years Ended September 30,
2012	2011	2010
$176,451	$209,049	$205,962

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Fund with various management and administrative services.  For these services, the Fund pays MFund Services a base fee of $5,000 annually, an annual asset-based fee of 0.10% of net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

COMPLIANCE SERVICES

The Trust contracted with CCO Compliance Services, LLC (“CCO3") to provide Debra Brown as Chief Compliance Officer of the Trust for a two year period beginning July 25, 2012. CCO3, an affiliate of SEC Compliance Consultants, Inc., provides independent Chief Compliance Officers for mutual fund boards of directors.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund.  The custodian has custody of all securities and cash of the Fund.  The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is BBD, LLP.  Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund.  The independent accountants will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Prior to April 5, 2013, Quasar Distributors, LLC, (“Quasar”) 615 East Michigan Street, Milwaukee, Wisconsin, 53202, served as the Predecessor Fund’s distributor, and acted as the principal underwriter of the shares of the PredecessorFund.

12b-1 Plans

The Fund has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing.  Under the Fund’s Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”).  Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. Under the Fund’s Plan related to the Class C Shares, the Fund may incur  an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

The Advisor may use this 12b-1 Fee to pay a fee to broker-dealers, including the Distributor and affiliates of the Distributor, the advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the advisor may use such fee for other expenses of distribution of Fund shares.  The 12b-1 Fee is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.  In return, the advisors will bear all expenses in connection with the distribution of shares of the Fund, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders.

The Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”).  The Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund.  Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund.  Other material amendments to the Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.  The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

The Advisor may make payments to dealers who are holders or dealers of record for accounts in the Fund.  A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer.  The Advisor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer.  From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund.  Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA.  The Advisor makes payments for events they deem appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

Pursuant to the 12b-1 plans adopted by the Predecessor Fund, the Class A shares of the Predecessor Fund paid Quasar, as paying agent for the Fund, a fee equal to 0.25% annually of the average daily NAV of the Class A shares of the Predecessor Fund.  The Class C shares of the Predecessor Fund paidQuasar, as paying agent for the Fund, a fee equal to 1.00% annually (0.75% for 12b-1 fees and 0.25% for shareholder servicing fees) of the average daily NAV of the Class C shares of the Fund. The amount paid to the Quasar under these plans for the past three fiscal years was as follows:

Amounts Paid to Quasar for Fiscal Years Ended September 30,
	2012	2011	2010
Class A	$84,045	$112,038	$110,655
Class C	$22,554	$27,026	$21,530

The following tables detail payments made under the Predecessor Fund’s 12b-1 Plans during the fiscal year ended September 30,2012:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2012
Class A	Total Dollars Allocated
Advertising/Marketing	$14,708
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$69,337
Compensation to sales personnel	$0
Other	$0
Total	$84,045

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2012
Class C	Total Dollars Allocated
Advertising/Marketing	$3,947
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$18,607
Compensation to sales personnel	$0
Other	$0
Total	$22,554

Quasar Distributors, LLCreceived the following commissions and other compensation during the fiscal year ended September 30,

Underwriting Commissions (Aggregate Amount/Amount Retained)
2012	$1,339/$1,339
2011	$13,583/$13,583
2010	$13,831/$13,831

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Advisor.  The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures.  In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders.  In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees.  A copy of the proxy voting policies is attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-839-7424 or on the SEC's Internet site at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-888-839-7424 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions.  The portfolio turnover rate of the Predecessor Fund for the fiscal years ended September 30, 2010, 2011and 2012 were 169%, 352% and 540%, respectively. The Fund’s turnover has been and will likely continue to be higher than average for most mutual funds.  Turnover is a function of the Fund's strategy, changing market conditions, the Fund's short-term success, which has tended to attract market timers, the volatility of stocks and the tax gains or losses of the Fund.  A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.  2012 turnover results from many of the same changes found in 2011.  Additionally, the factors used in 2012 were short lived compared with previous periods, prompting higher turnover to keep the portfolio properly positioned. 2011 turnover results from changes in the characteristics that the Fund deems important to forecast stock returns.  Additionally, changes in the macro environment such as Europe, Fed policy, and fiscal policies cause changes to the characteristics the Fund used.  Volatile environments will likely result in higher turnover.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are affected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services.  To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.  However, it is anticipated that the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions it receives. In connection with the execution of securities transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.  This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The Management Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund.  In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund.  The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund.  While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

For the last three fiscal years, the amount of brokerage commissions paid by the Predecessor Fund was as follows:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended September 30,
2012**	2011*	2010
$363,413	$741,352	$540,007

*

The Fund paid higher brokerage commissions in fiscal year 2011 compared to 2010 due to increased portfolio turnover.

**The Fund paid lower brokerage commissions in fiscal year 2012 compared to 2011 due to higher average stock prices in 2012.  Commissions are calculated in cents per share and higher prices results in fewer shares and lower commissions.

Pursuant to an arrangement to receive research and brokerage services, the Predecessor Fund paid total commissions of $126,935on transactions with a principal value of $79,260,012during the fiscal year ended September 30, 2012. The Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during the fiscal year ended September 30, 2012.

Affiliated Transactions

The majority of the Fund’s brokerage transactions typically are executed by the Advisor though its affiliated broker-dealer, Empiric Distributors, Inc.  The Board reviews affiliated brokerage transactions quarterly.  During the fiscal year ended September 30, 2012, these commissions represented 65.07% of the aggregate brokerage commissions paid by the Predecessor Fund and 77.89% of the aggregate dollar amount of transactions involving the payment of commissions by the Predecessor Fund.

For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Predecessor Fund to Empiric Distributors, Inc., an affiliated broker/dealer owned by the Advisor, were as follows:

Aggregate Commissions Paid to Empiric Distributors, Inc. During Fiscal Years Ended September 30,
2012	2011	2010
$236,478	$350,935	$168,734

Empiric Distributors, Inc. is currently the Fund’s only affiliated broker.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly.  As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund.  The example assumes a purchase on September 30, 2012, of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net Asset Value per share	$27.73
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share)	$1.69
Per Share Offering Price to the Public	$29.42
Shares Outstanding (September 30, 2012)	1,149.545

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund.  Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor.  Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares.  It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price).  Reference should be made to the wire order to ensure proper settlement of the trade.  Payment for redemptions of shares purchased by telephone should be processed within three business days.  Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent.  If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased.  When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted.  If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed.  In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price.  If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in the Fund to reach a breakpoint discount.  This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply).  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)

Investor's current purchase of Class A shares in the Fund; and

(b)

The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge.  The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

NET ASSET VALUE

Net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities.  These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range.  The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits .. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates.  If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders.  It is not likely that the Funds will be able to do so.  For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any.  No deduction for foreign taxes may be claimed by individuals who do not itemize deductions.  In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income.  Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “ qualified dividend income ..”

Effect of Foreign Debt Investments and Hedging on Distributions .. Under the Code, gains or losses attributable to fluctuations in exchange rates , which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities .. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs ). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.”     In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.  The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor.Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor.  These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The financial statements of the Predecessor Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended September 30, 2012 are incorporated herein by reference.  You can obtain the Annual Report without charge by calling the Fund at 1-888-839-7424.

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1.  Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations.  P-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A.  Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.  A-1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.  A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A.  Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa.  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C.  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA.  Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong; AA.  Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C.  Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC.  Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC.  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C.  The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI.  The rating CI is reserved for income bonds on which no interest is being paid; D.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Appendix B

Proxy Voting Policies and Procedures

Empiric Advisors, Inc.

Policy for Voting Proxies

It is the policy of the Empiric Core Equity Fund (the “Fund”) to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders.  Thus, the Fund generally votes in line with management’s recommendations, as the Fund believes that management of such portfolio companies has its shareholders’ best interests in mind.  However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Fund or its shareholders, the Fund will vote against management’s recommendations.

As the investment adviser of the Fund, Empiric Advisors, Inc. (“EA”) is responsible for voting proxies of the Fund portfolio companies according to these Policies and Procedures.

The Fund will follow the above policy with respect to all proxy matters received on behalf of the Fund, including, but not limited to, the following particular matters:

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Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions; and

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Social and corporate responsibility issues

In following the above policy, the Fund will closely examine portfolio company proxy materials with respect to certain matters, as the Fund believes such matters may benefit management at the short-term cost to shareholders, and thus, may provide strong evidence that the proxy proposal is not in the interest of the Fund or its shareholders.  Such matters include, but are not limited to, the following matters:

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Changes to capital structure, including increases and decreases of capital and preferred stock issuance; and

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Stock option plans and other management compensation issues.

Conflicts of Interest

In the event that a conflict arises between the interests of Fund shareholders and those of EA, the Fund’s distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in accordance with the following procedures.

As soon as reasonably practicable after becoming aware that such a conflict of interest exists, EA shall contact an Independent Director of the Fund.  EA shall disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner.  In the event the Independent Director determines not to consent to such proposed manner of voting, EA shall vote the proxy in the manner directed by the Independent Director.

Procedures for Voting Proxies

Upon receiving proxy materials on behalf of the Fund, the Fund’s portfolio manager reviews all issues up for vote, votes such proxies in accordance with the above Proxy Voting Policy, and submits them to the issuer in a timely manner.

The Fund will maintain the following information with respect to each proxy relating to a Fund portfolio security:

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The name of the issuer of the portfolio security;

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The exchange ticker symbol of the portfolio security;

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The CUSIP number for the portfolio security;

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The shareholder meeting date;

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A brief identification of the matter voted on;

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Whether the matter was proposed by the issuer or by a security holder;

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Whether the Fund cast its vote on the matter;

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How the Fund cast its vote (e.g., for or against the proposal, or abstain); and

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Whether the Fund cast its vote for or against management.

Within three business days of receipt of a request for such information, the Fund will send their proxy voting record to shareholders.